General Money
Market Fund, Inc.

SEMIANNUAL REPORT
May 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                General Money Market Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for General Money Market Fund, Inc., covering the six-month period from December 1, 1999 through May 31, 2000. Inside you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bernard W. Kiernan, Jr.

When the reporting period began, international and domestic economies were growing at a very strong pace, giving rise to concerns that long-dormant inflationary pressures might reemerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market, while highly volatile, continued to climb.

Because robust economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised short-term interest rates three times during the reporting period. In total, the Federal Reserve Board has raised short-term interest rates by 1.75 percentage points since late June 1999. While these economic influences overall adversely affected long-term bonds, they positively influenced money market yields.

We  appreciate  your  confidence over the past six months and we look forward to
your   continued   participation   in   General   Money   Market   Fund,   Inc.

Sincerely,
/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
June 15, 2000




DISCUSSION OF FUND PERFORMANCE

Bernard W. Kiernan, Jr., Portfolio Manager

How did General Money Market Fund, Inc. perform during the period?

For the six-month period ended May 31, 2000, the fund produced an annualized yield of 5.26% for Class A shares, 5.02% for Class B shares and 4.98% for Class X shares. Taking into account the effect of compounding, the fund achieved an annualized effective yield of 5.39% for Class A shares, 5.14% for Class B shares
and    5.09%    for    Class    X    shares.(1)

What is the fund's investment approach?

The fund seeks a high level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the fund invests in a diversified portfolio of high quality, short-term debt securities. These include securities issued or guaranteed by the U.S. Government or its agencies, certificates of deposit, short-term securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic and dollar-denominated foreign commercial paper and dollar-denominated obligations issued or guaranteed by foreign governments.

Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

What factors influenced the fund's performance?

When the reporting period began, the Federal Reserve Board (the "Fed") opted to avoid taking any actions at its December meeting in an apparent attempt to quiet market concerns of potential Y2K disruptions. In addition, the Fed added liquidity to the banking system over year-end, leading to temporary fluctuations in short-term interest rates. Despite this short-lived volatility, very few significant Y2K problems were reported. With such concerns behind them, the Fed -- and the market -- turned their attention back to the central question: Would strong economic growth ignite inflation?

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

After the start of the new year, economic data showed that GDP growth in fourth quarter 1999 had quickened to a stunning 7.3%. The Fed grew concerned that economic growth was accelerating past a limit that could be sustained without triggering destructive levels of inflation. As a result, the Fed raised interest rates for the fourth time in this cycle of tightening by 0.25 percentage points in early February and a fifth time in March by 0.25 percentage points.

First quarter 2000 figures showed GDP growth at a less torrid but still strong 5.4%. Continuing indications that prices were moving higher added to the money market' s concerns and greater than expected domestic demand for goods and services continued. Events overseas have also impacted the domestic economy. Following the Asian economic crisis of 1998, demand outside the U.S. weakened, enabling the U.S. economy to grow at an unusually fast pace without setting off inflation. As overseas economies recovered, demand for raw materials picked up as well, putting upward pressure on prices.

In the face of gradual and relatively mild interest-rate hikes, consumer confidence and consumer demand showed few signs of abating. Home and auto sales continued at record paces into the second quarter of 2000. The tightest labor market the U.S. has seen in the past 30 years added the threat of wage-driven inflationary pressure. Such factors led the Fed to its largest interest-rate hike in the current cycle of credit tightening: a 0.50 percentage-point increase at its May 16th meeting.

There are signs that the Fed' s series of rate hikes has begun to slow the economy. Retail sales declined in both April and May, housing starts have slowed dramatically and inflation figures have been lower than market expectations. But economic signals remained contradictory. Market participants seemed to believe that not enough evidence about the economy's direction will be in place by the Fed' s June 28th meeting to warrant further tightening. More market data will be available as the August meeting approaches and that in turn may influence future changes in the Fed's monetary policy.

4

What is the fund's current strategy?

In anticipation of rising interest rates throughout the six-month reporting period, the fund adopted a somewhat defensive strategy. Most significantly, we reduced the fund' s average maturity in order to increase our flexibility. Shorter maturities were designed to help the fund take advantage of any potential opportunities from any additional interest-rate increases, as well as to protect the fund from potential volatility.

As of May 31, 2000, the fund's average maturity remained relatively short. We will continue to monitor the situation, including the economy and changes in the Fed' s monetary policy, and we will look to take what we believe are appropriate actions in response with respect to the fund's portfolio, including its average portfolio maturity.

June 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELDS PROVIDED FOR THE FUND'S CLASS B AND CLASS X SHARES REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S CLASS B AND CLASS X SHARES' YIELDS WOULD HAVE BEEN LOWER. WITHOUT THE FUND'S EXPENSE ABSORPTION, THE FUND'S CLASS B SHARES WOULD HAVE PRODUCED AN ANNUALIZED NET YIELD OF 5.00% AND AN ANNUALIZED EFFECTIVE NET YIELD OF 5.12%, AND THE FUND'S CLASS X SHARES WOULD HAVE PRODUCED AN ANNUALIZED NET YIELD OF 4.92% AND AN ANNUALIZED EFFECTIVE NET YIELD OF 5.04%

                                                             The Fund 5

STATEMENT OF INVESTMENTS

May 31, 2000 (Unaudited)


STATEMENT OF INVESTMENTS

                                                     Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--24.7%      Amount ($)               Value ($)
-------------------------------------------------------------------------------------------

Allfirst Bank

   6.44%, 2/9/2001                                  50,000,000  (a)          49,979,262

Bayerische Hypo Und Vereinsbank (London)

   6.25%, 7/20/2000                                 50,000,000               50,000,670

Cariplo (London)

   6.06%, 6/9/2000                                 100,000,000              100,000,109

Credit Suisse (Yankee)

   6.72%, 6/12/2000                                150,000,000  (a)         150,000,000

Deutsche Bank AG (London)

   6.08%, 6/13/2000                                 80,000,000               80,000,263

First Tennessee Bank

   6.65%, 10/16/2000                               100,000,000  (a)         100,000,000

Merita Bank PLC (Yankee)

   6.61%, 1/22/2001                                 50,000,000               49,984,710

Royal Bank of Canada (Yankee)

   6.58%, 1/16/2001                                 80,000,000               79,975,109

Societe Generale (Yankee)

   6.20%-6.62%, 7/6/2000-1/18/2001                 170,000,000              169,986,472

Svenska Handelsbanken NY (London)

   6.06%, 6/12/2000                                 70,000,000               70,000,211

Toronto Dominion Bank (London)

   6.05%, 6/12/2000                                100,000,000              100,000,301

U.S. Bank N.A. Minneapolis

   6.75%, 3/19/2001                                 50,000,000  (a)          50,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $1,049,927,107)                                                  1,049,927,107
-------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--32.8%
-------------------------------------------------------------------------------------------------

Alcoa Inc.

   6.77%, 8/23/2000                                 50,000,000               49,233,403

Atlantis One Funding

   6.76%, 8/2/2000                                 200,000,000              197,706,000

Donaldson, Lufkin, & Jenrette

   6.27%-6.89%, 6/26/2000-8/24/2000                140,000,000              138,263,048

General Electric Capital Corp.

   6.68%, 8/8/2000-8/9/2000                        200,000,000              197,499,750

HSBC Bank USA, Inc.

   5.99%-6.73%, 8/15/2000-11/6/2000                 75,000,000               74,705,776

Heller Financial Inc.

   6.15%-6.80%, 6/20/2000-8/7/2000                  30,000,000               29,811,631

Lehman Brothers Holdings Inc.

   6.80%-7.40%, 11/20/2000-2/12/2001               120,000,000              116,510,578

6

                                                     Principal
COMMERCIAL PAPER (CONTINUED)                        Amount ($)                Value ($)
--------------------------------------------------------------------------------------------

Morgan (J.P.) & Co.

   6.11%, 6/5/2000                                 110,000,000              109,926,056

Morgan Stanley, Dean Witter & Co.

   6.04%-6.20%, 6/5/2000-6/23/2000                 150,000,000              149,747,500

Paine Webber Group Inc.

   6.24%, 1/26/2001                                 25,000,000               25,000,000

Salomon Smith Barney Holdings Inc.

   6.75%, 8/4/2000                                 100,000,000               98,817,778

Spintab AB

   6.02%-6.25%, 6/2/2000-7/20/2000                 207,770,000              207,310,657

TOTAL COMMERCIAL PAPER

   (cost $1,394,532,177)                                                  1,394,532,177
---------------------------------------------------------------------------------------------

BANK NOTES--19.4%
---------------------------------------------------------------------------------------------

Bank Austria AG

   6.46%, 12/11/2000                               100,000,000  (a)          99,963,288

Bank of America N.A.

   6.25%, 7/20/2000                                100,000,000              100,000,000

Bank of Nova Scotia

   6.04%, 11/17/2000                               100,000,000               99,967,678

First Union National Bank

   6.68%, 2/26/2001                                100,000,000  (a)         100,000,000

Fleet National Bank

   6.76%, 7/13/2000                                 50,000,000  (a)          49,997,246

Key Bank N.A.

   6.66%, 5/11/2001-6/1/2001                       200,000,000  (a)         200,000,000

U.S. Bank N.A. Minneapolis

   6.31%-6.79%, 10/2/2000-5/11/2001                126,000,000  (a)         125,957,723

Union Bank California

   6.00%, 8/11/2000                                 50,000,000               50,000,000

TOTAL BANK NOTES

   (cost $825,885,935)                                                      825,885,935
---------------------------------------------------------------------------------------------

CORPORATE NOTES--16.3%
---------------------------------------------------------------------------------------------

Bear Stearns Cos. Inc.

   6.42%, 1/5/2001                                  50,000,000  (a)          50,000,000

GTE Corp.

   6.24%, 6/12/2000                                180,000,000  (a)         179,996,519

Heller Financial Inc.

   6.90%, 8/7/2000                                  93,000,000  (a)          93,000,000

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                    Principal
CORPORATE NOTES (CONTINUED)                         Amount ($)              Value ($)
-------------------------------------------------------------------------------------------------

Lehman Brothers Holdings Inc.

   6.64%, 2/27/2001                             35,000,000  (a)              35,078,531

Merrill Lynch & Co. Inc.

   6.58%-6.66%, 6/28/2000-3/28/2001            161,000,000  (a)             160,994,797

Morgan (J.P.) & Co.

   6.67%, 3/6/2001                             100,000,000  (a)              99,992,383

Morgan Stanley, Dean Witter & Co.

   6.67%, 3/19/2001                             41,000,000  (a)              41,000,000

Paine Webber Group Inc.

   6.47%, 10/20/2000                            31,500,000  (a)              31,500,000

TOTAL CORPORATE NOTES

   (cost $691,562,230)                                                      691,562,230
-------------------------------------------------------------------------------------------

PROMISSORY NOTES--4.8%
--------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  6.67%-7.06%, 7/17/2000-11/14/2000

   (cost $205,000,000)                         205,000,000  (b,c)           205,000,000
----------------------------------------------------------------------------------------------

TIME DEPOSITS--3.3%
----------------------------------------------------------------------------------------------

Deutsche Bank AG (Grand Cayman)

   6.81%, 6/1/2000                              75,000,000                   75,000,000

HSBC Bank USA (London)

   6.75%, 6/1/2000                               3,800,000                    3,800,000

Wachovia Bank of N.C. (Grand Cayman)

   6.81%, 6/1/2000                              13,000,000                   13,000,000

Westdeutsche Landesbank Gironzentrale (Grand Cayman)

   6.78%, 6/1/2000                              50,000,000                   50,000,000

TOTAL TIME DEPOSITS

   (cost $141,800,000)                                                      141,800,000
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $4,308,707,449)                             101.3%               4,308,707,449

LIABILITIES, LESS CASH AND RECEIVABLES                (1.3%)                (55,864,988)

NET ASSETS                                           100.0%               4,252,842,461

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  THESE NOTES WERE ACQUIRED FOR INVESTMENT, NOT WITH INTENT TO DISTRIBUTE OR
     SELL.

(C)  SECURITIES RESTRICTED AS TO PUBLIC RESALE. THESE SECURITIES WERE ACQUIRED
     FROM 5/9/00-5/18/00 AT A COST OF PAR VALUE. AT MAY 31, 2000, THE AGGREGATE
     VALUE OF THESE SECURITIES IS $205 MILLION REPRESENTING APPROXIMATELY 4.82%
     OF NET ASSETS AND ARE VALUED AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENTS OF ASSETS AND LIABILITIES

May 31, 2000 (Unaudited)

                                                             Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         4,308,707,449  4,308,707,44

Cash                                                                 12,633,383

Interest receivable                                                  35,020,613

Prepaid expenses                                                         97,581

                                                                  4,356,459,026
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         3,382,454

Payable for investment securities purchased                         100,000,000

Accrued expenses                                                        234,111

                                                                    103,616,565
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    4,252,842,461
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   4,252,939,967

Accumulated net realized gain (loss) on investments                     (97,506)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    4,252,842,461


NET ASSET VALUE PER SHARE

                                                                       Class A            Class B           Class X
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                      892,919,995        3,359,285,480        636,986

Shares Outstanding                                                  892,977,287        3,359,325,689        636,986
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                             1.00                 1.00            1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 9

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                    126,434,685

EXPENSES:

Management fee--Note 2(a)                                           10,456,918

Shareholder servicing costs--Note 2(c)                               5,275,294

Distribution fees--Note 2(b)                                         4,182,933

Registration fees                                                      127,232

Custodian fees                                                          93,841

Prospectus and shareholders' reports                                    48,420

Professional fees                                                       24,581

Directors' fees and expenses--Note 2(d)                                 20,963

Miscellaneous                                                           19,738

TOTAL EXPENSES                                                      20,249,920

Less-reduction in management fee
  due to undertaking--Note 2(a)                                       (347,735)

NET EXPENSES                                                        19,902,185

INVESTMENT INCOME--NET                                             106,532,500
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                (13,297)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               106,519,203

SEE NOTES TO FINANCIAL STATEMENTS.


10

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                             May 31, 2000          Year Ended
                                              (Unaudited)          November 30, 1999(a)
------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                        106,532,500              153,750,017

Net realized gain (loss) on investments           (13,297)                 (15,759)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  106,519,203              153,734,258
-------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A Shares                                (23,947,715)             (38,585,389)

Class B Shares                                (82,567,569)            (115,159,335)

Class X Shares                                    (17,216)                  (5,293)

TOTAL DIVIDENDS                              (106,532,500)            (153,750,017)
----------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A Shares                              4,861,018,943            6,026,790,463

Class B Shares                              5,692,156,497            8,362,763,082

Class X Shares                                    824,410                1,015,928

Dividends reinvested:

Class A Shares                                 23,492,219               37,933,080

Class B Shares                                 80,467,102              112,244,553

Class X Shares                                     13,950                    2,006

Cost of shares redeemed:

Class A Shares                             (4,855,568,820)          (6,036,445,295)

Class B Shares                             (5,470,171,549)          (7,845,483,988)

Class X Shares                                   (755,588)                (463,720)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 331,477,164              658,356,109

TOTAL INCREASE (DECREASE) IN NET ASSETS       331,463,867              658,340,350
----------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         3,921,378,594            3,263,038,244

END OF PERIOD                               4,252,842,461            3,921,378,594

(A)  FROM JUNE 1, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO NOVEMBER 30, 1999
     FOR CLASS X SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                  Six Months Ended                              Ten Months Ended
                                    May 31, 2000      Year Ended November 30,     November 30,           Year Ended January 31,
                                                      ------------------------------------------------------------------------------
CLASS A SHARES                       (Unaudited)       1999             1998          1997(a)         1997         1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                   1.00          1.00             1.00           1.00           1.00         1.00       1.00

Investment Operations:

Investment income--net                    .026          .044             .049           .041           .047         .053       .037

Distributions:

Dividends from
   investment income--net                (.026)        (.044)           (.049)         (.041)         (.047)       (.053)     (.037)

Net asset value,
   end of period                         1.00          1.00             1.00           1.00           1.00         1.00       1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                         5.31(b)       4.53             4.98           4.99(b)        4.81         5.42       3.75
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                     .78(b)        .78              .77            .88(b)         .84          .86        .94

Ratio of net investment
   income
   to average net assets                 5.26(b)       4.44             4.88           4.89(b)        4.71         5.28       3.68

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                 --            --               --             --            --           .01        .04
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($x1,000)            892,920       863,981          835,706        903,313        764,119      654,581    572,116

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JANUARY 31 TO NOVEMBER 30.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

12


                                  Six Months Ended                              Ten Months Ended
                                    May 31, 2000      Year Ended November 30,     November 30,         Year Ended January 31,
                                                      ------------------------------------------------------------------------------
CLASS B SHARES                       (Unaudited)      1999             1998            1997a           1997           1996(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                    1.00        1.00             1.00             1.00           1.00             1.00

Investment Operations:

Investment income--net                     .025        .042             .047             .039           .046             .043

Distributions:

Dividends from
   investment income--net                 (.025)      (.042)           (.047)           (.039)         (.046)           (.043)

Net asset value,
   end of period                           1.00        1.00             1.00             1.00           1.00             1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                           5.07(c)     4.32             4.78             4.83(c)        4.65             5.18(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                      1.00(c)     1.00             1.00             1.00(c)        1.00             1.00(c)

Ratio of net investment
   income to average
   net assets                              5.03(c)     4.24             4.66             4.78(c)        4.56             5.00(c)

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                  .02(c)      .03              .06              .05(c)         .07              .07(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period
   ($x1,000)                           3,359,285  3,056,844        2,427,332        1,231,132        369,205           50,446

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JANUARY 31 TO NOVEMBER 30.

(B) FROM MARCH 31, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO JANUARY 31, 1996.

(C) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13

FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Six Months Ended
                                                   May 31, 2000         Year Ended
CLASS X SHARES                                      (Unaudited)        November 30,
                                                                          1999(a)
------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      1.00              1.00

Investment Operations:

Investment income--net                                     .025              .021

Distributions:

Dividends from investment income--net                     (.025)            (.021)

Net asset value, end of period                             1.00             1.00
-----------------------------------------------------------------------------------------

TOTAL RETURN (%)                                           5.03(b)          4.33(b)
-----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    1.05(b)          1.05(b)

Ratio of net investment income
   to average net assets                                   5.18(b)          4.01(b)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation           .06(b)           .25(b)
----------------------------------------------------------------------------------------------

Net Assets, end of period ($x1,000)                         637              554

(A) FROM JUNE 1, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO NOVEMBER 30, 1999.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

General Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue
25.5 billion shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (15 billion shares authorized), Class B (10 billion shares authorized) and Class X (500 million shares authorized). Class A, Class B and Class X shares are identical except for the services offered to and the expenses borne by each class and certain voting rights. Class A shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class X shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the Act and Class X shares are subject to Shareholder Services Plan. In addition, Class B shares are charged directly for sub-accounting services provided by Service Agents (a securities dealer financial institution or other industry professional) at an annual rate of .05% of the value of the average daily net assets of Class B shares.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The  fund's  financial  statements  are  prepared  in accordance with  generally
accepted   accounting  principles  which  may  require  the  use  of
                                                                     The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits
based    on    available    cash    balances    left    on    deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

16

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $84,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1999. If not applied, $68,000 of the carryover expires in fiscal 2005 and $16,000 expires in fiscal 2007.

At May 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the value of the fund's average net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager had undertaken through May 31, 2000 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded as annual rate of 1% for Class B and 1.05% for Class X of the value of their average daily net assets. The reduction in management fee, pursuant to the undertaking amounted to $347,530 for Class B and $205 for Class X during the period ended May 31, 2000.

                                                             The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Under the Service Plan with respect to Class A shares (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class A shares directly bear the cost of preparing, printing and distributing prospectuses and statements of additional information and implementing and operating the Plan. In addition, Class A shares pays the distributor for distributing their shares and servicing shareholder accounts ("Servicing") and advertising and marketing relating to Class A shares at an aggregate annual rate of up to .20 of 1% of the value of the average daily net assets of Class A. The distributor may pay one or more Service Agents a fee in respect of Class A shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. The schedule of such fees and the basis upon which such fees will be paid shall be determined from time to time by the fund's Board of Directors. If a holder of Class A shares ceases to be a client of a Service Agent, but continues to hold Class A shares, The Manager will be permitted to act as a Service Agent in respect of such fund shareholders and receive payments under the Service Plan for Servicing. The fees payable for Servicing are payable without regard to actual expenses incurred. During the period ended May 31, 2000, Class A shares were charged $907,282 pursuant to the Plan, of which $473,366 was paid to DSC.

Under the Distribution Plan with respect to Class B shares and Class X shares ("Class B and Class X Distribution Plans"), adopted pursuant to Rule 12b-1 under the Act, Class B and Class X shares directly bear the costs of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Class B and Class X Distribution Plans. In addition, Class B and Class X shares pay the distributor for payments made to third parties for distributing their shares at an aggregate annual rate of up to
 .20% of 1% and .25% of 1%, respectively, of the value of the average daily net assets of Class B and Class X. During the period ended May 31, 2000, Class B and Class X shares were charged $3,274,822 and $829, respectively, pursuant to the Class B and Class X Distribution Plans, of which $1,690,202 and $490, respectively, were paid to DSC.

18


(c) Under the fund's Shareholder Services Plan with respect to Class A ("Class A Shareholder Services Plan"), Class A shares pay DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets of Class A for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2000, Class A shares were charged $216,144 pursuant to the Class A Shareholder Services Plan.

Under the fund's Shareholder Services Plan with respect to Class B and Class X ("Class B and Class X Shareholder Services Plans"), Class B and Class X shares pay the distributor for the provision of certain services to the holders of Class B and Class X shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets of Class B and Class X. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class B and Class X shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2000, $4,912,089 and $829, respectively, were charged pursuant to the Class B and Class X Shareholder Services Plans, of which, $2,535,159 and $499, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2000, the fund was charged $84,325 pursuant to the transfer agency agreement.

(d)  Each  Board  member also serves as a Board member of other funds within the
Dreyfus   complex   (collectively,   the  "Fund  Group" ). Effective
                                                                     The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each meeting attended in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

20
                                                           For More Information

                        General Money
                        Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, New York 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   196SA005